                                                                    Exhibit 10.4

          Confidential portions of this Exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a claim of confidential treatment.


                                  AMENDMENT TO

                        UNITED HEALTHCARE SERVICES, INC.

                                       AND

                           UNITEDHEALTH NETWORKS, INC.

                      PHARMACY BENEFIT MANAGEMENT AGREEMENT

         This Amendment is made to the agreement ("Agreement") between United HealthCare Services, Inc. and UnitedHealth Networks, Inc., collectively referred to as "United", and the entity named below ("MMMC"). The Agreement currently sets forth the terms and conditions under which MMMC or an affiliate shall provide or arrange for the provision of health care services to individuals covered by a United's affiliated Health Plan pursuant to its Medicare contract with the Health Care Financing Administration ("HCFA"). The parties understand and agree that the Balanced Budget Act of 1997 ("BBA") established a new program known as Medicare+Choice, which replaced Health Plan's existing Medicare risk program. The purpose of this Amendment is to incorporate all provisions necessary to meet the HCFA requirements for Medicare+Choice. This Amendment is effective on August 1, 1999.

1. The Agreement shall be amended by the addition of the attached Health Plan Medicare+Choice Requirements Addendum.

2. All other provisions of the Agreement shall remain in full force and effect.


UNITED HEALTHCARE SERVICES, INC.      MERCK MEDCO MANAGED CARE, L.L.C.

Signature  Illegible                  Signature  Illegible
           --------------------                  -----------------------

Title      President                  Title      Senior Vice President-
                                                 Regulatory and Managed
                                                 Care Programs

Date       1/29/01                    Date       1/24/01


UNITEDHEALTH NETWORKS, INC.

Signature  /s/ Illegible
           --------------------

Title      Secretary

Date       1/26/01

                                   HEALTH PLAN

                      MEDICARE+CHOICE REQUIREMENTS ADDENDUM

In addition to PBM's obligations under the Agreement, PBM agrees, and shall require PBM Contracting Providers to agree, as participating providers under aUnited affiliated Health Plan's contract with HCFA to be a Medicare+Choice managed care organization (hereafter the "M divided by C Contract"), to abide by all applicable provisions of the M+C Contract and to fulfill PBM's and PBM Contracting Provider's obligations under the Agreement in a manner consistent with a United affiliated Health Plan's (hereafter the "Health Plan") obligations under the M divided by C Contract. For purposes of this Addendum, "Medicare Member" means a Health Plan's Member who is enrolled in a Medicare+Choice plan through Health Plan. PBM and PBM Contracting Provider compliance with the M+C Contract specifically includes, but is not limited to, the following requirements:

1. Prompt Payment. Health Plan shall pay "clean" claims for Covered Services within forty- five (45) days of receipt and approve or deny all claims that are not "clean" claims within sixty (60) days from the date of the request.

2. Medicare Compliance. PBM shall, and shall require PBM Contracting Providers to, comply with all applicable Medicare laws and regulations and HCFA instructions.

3. Audits and Information. In addition to PBM's and PBM Contracting Provider's obligations under Section 5.3.2, PBM shall, and shall require PBM Contracting Providers to, permit audits and inspection by HCFA and/or its designees, and cooperate, assist and provide information to HCFA and/or its designees as requested from time to time. This provision shall survive termination of the Agreement.

4. Maintenance of Records. In addition to PBM's and PBM Contracting Providers' obligations under Section 5.3.2, PBM shall, and shall require PBM Contracting Providers to, retain books, contracts, documents, papers and records, including without limitation, medical records, patient care documentation, and other records that pertain to any aspect of services performed, financial solvency, reconciliation of benefit liabilities and determination of amounts payable under Health Plan's M divided by C Contract for a minimum of six (6) years from the end of the applicable one-year contract period in the M divided by C Contract or the completion of an audit, or in certain instances described in applicable Medicare+Choice regulations, for periods in excess of six (6) years, if appropriate. PBM shall, and shall require PBM Contracting Providers to, maintain such records accurately and update them on a regular basis. PBM and PBM's employees and agents shall, and shall require PBM Contracting Providers to, maintain the confidentiality of all Medicare Member records in accordance with the applicable laws and regulations, and shall safeguard Medicare Members' privacy. This provision shall survive termination of the Agreement.

5. Data Collection. PBM shall submit to Health Plan, upon request, all data necessary for Health Plan to fulfill its reporting obligations pursuant to 42 C.F.R.SS.422.516. PBM must submit to Health Plan all data, including medical records, necessary to characterize the content and purpose of each encounter with a Medicare Member. PBM must certify (based on best knowledge, information and belief) the accuracy, completeness and truthfulness of such data on certification forms provided by Health Plan. PBM shall hold harmless and indemnify Health Plan for any fines or penalties it may incur due to PBM's submission of inaccurate or incomplete data.

6. Accountability. PBM acknowledges, and shall require PBM Contracting Providers to acknowledge, that Health Plan oversees and is responsible to HCFA for any functions or responsibilities provided or performed by PBM or PBM Contracting Providers pursuant to the M+C Contract, as applicable.

7. Delegation. If any service or activity to be performed by PBM under this Agreement is delegated, to the extent permitted by and in accordance with this Agreement, to a downstream entity, such entity shall enter into a contract with PBM obligating such entity to perform such service or activity consistent with and in compliance with the terms of this Agreement and the M+C Contract.

8. Continued Care. In addition to PBM's and PBM Contracting Providers' obligations pursuant to Section 3.8 of the Agreement, PBM shall, and shall require PBM Contracting Providers to, provide Covered Services to Medicare Members (i) for all Medicare Members, for the duration of the M+C Contract period for which HCFA payments have been made; and (ii) for Medicare Members who are hospitalized on the date the M+C Contract terminates or in the event of Health Plan's or PBM's insolvency, through discharge. This provision shall survive termination of the Agreement.

9. Compliance with Pharmacy Services Manual. PBM shall require PBM Contracting Providers to comply with PMB's Pharmacy Services Manual, including, without limitation, the Medicare Plus Choice Requirements addendum (the "Pharmacy Attachment"). PBM shall comply with those requirements of the Pharmacy Attachment applicable to the performance of PBM's obligations under this Agreement, including, without limitation, where an obligation is placed upon PBM Contracting Providers but such obligation may be performed or could be violated by PBM. In the event of a conflict between any provision in this ADDENDUM and the Pharmacy Attachment, this ADDENDUM shall govern.

                                  AMENDMENT TO

                        UNITED HEALTHCARE SERVICES, INC.

                      PHARMACY BENEFIT MANAGEMENT AGREEMENT

         This Amendment is made to the Pharmacy Benefit Management Agreement ("Agreement") between United HealthCare Services, Inc., UnitedHealth Networks, Inc. (collectively "United") and Merck-Medco Managed Care, L.L.C. ("PBM") dated November 11, 1998.


WHEREAS, the Agreement sets forth the obligations of the parties in order for United to make available pharmacy benefit management and related services to Health Plans and other non-Health Plan business and PBM agreed to provide such services; and

WHEREAS, the parties desire to amend the Agreement in order to add PAID Prescriptions, L.L.C. ("PAID") as a signatory to the Agreement.

NOW THEREFORE, in consideration of the terms and conditions set forth in this

Addendum, the parties agree as follows:

1. PAID is a subsidiary of PBM and acts as a Third Party Administrator ("TPA") for PBM on behalf of United. PAID is licensed in certain states as a TPA as required by applicable law.

2. The parties agree that PAID is added as a signatory to the Agreement shall perform the TPA functions in the Agreement.

3. All other provisions of the Agreement shall remain in full force and effect.


United HealthCare Services, Inc.             Marck-Medco Managed Care, L.L.C.

Signature: Illegible                         Signature: Illegible
           --------------------                         -------------------

Title:     COO                               Title:     Vice President

Date:      3/28/01                           Date:      4/12/01



United HealthNetworks, Inc.                  PAID Prescriptions, L.L.C.

Signature: Illegible                         Signature: Illegible
           --------------------                         -------------------

Title:     Vice President                    Title:    Vice President

Date:      3/28/01                           Date:     4/12/01

       Confidential portions of this Exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a claim of confidential treatment.


Letter Agreement
----------------

United HealthCare Services, Inc.
9900 Bren Road East,
P.O. Box 1459 Minnetonka, MN 55343
Attention: William A. Munsell

          Re: Pharmacy Benefit Management Agreement (the "Agreement") between United HealthCare Services, Inc., on behalf of itself and its affiliates from time to time, ("United HealthCare") and Merck-Medco Managed Care, LLC, ("PBM").

          United HealthCare and PBM agree to make the following changes to the
Agreement:

          1. ***

          2. ***

          3. Rebate Contracting.

            (a) PBM agrees to work with United HealthCare to negotiate new or amended rebate agreements with drug manufacturers by June 30, 2002 that will result in United HealthCare earning *** of incremental rebates (from amounts that would have been earned from manufacturers absent such new or amended agreements) on an annualized basis. As a condition to PBM's guarantee of such incremental rebates, United HealthCare agrees to use its best efforts to coordinate its formulary initiatives with PBM's negotiations with drug manufacturers for PBM's book of business generally.

            (b) The *** included in (a) above shall be increased to *** in the event that United HealthCare *** in a preferred status by January 1, 2002 and maintains it on the PDL in a preferred status until at least June 30, 2003.

            (c) ***

            (d) If requested by United HealthCare, PBM will prepay the amounts set forth in (a) or (b) by December 31, 2001.

          4. ***

          5. Effect of this Letter Agreement.

               Except as specifically modified by this Letter Agreement, the Agreement and the letter agreement between the parties dated September 9, 1998 shall remain in effect.

          6. Defined Terms.

               Except as otherwise defined in this Letter Agreement, capitalized terms shall have the meanings set forth in the Agreement.

          Except as otherwise defined in this Letter Agreement, capitalized terms shall have the meanings set forth in the Agreement.

ACCEPTED AND AGREED:


UNITED HEALTHCARE                           MERCK-MEDCO MANAGED
SERVICES, INC.                              CARE, LLC.


BY:     /s/ William A. Munsell              BY:    /s/ Glenn Taylor
       ---------------------------------           -----------------------------
           (signature)                                (signature)

NAME:  William A. Munsell                   NAME:  Glenn Taylor

TITLE: President, United Health Networks    TITLE: President -
                                                   United Health Group Division

DATE:  June 29, 2001                        DATE:  June 29, 2001



                                    EXHIBIT A


                                      ***


*** Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission.

       Confidential portions of this Exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a claim of confidential treatment.

                                    AMENDMENT

United HealthCare Services, Inc. ("United HealthCare") and Merck-Medco Managed Care, LLC ("PBM") hereby agree to amend that certain letter agreement, executed June 29, 2001 by and between the parties, a copy of which is attached to this amendment as Attachment I (the "Letter Agreement"), as follows:

     1. United Healthcare shall not be required to reinstall Prescriber Panel Edits ***. Accordingly, PBM hereby waives section 2(c) of the Letter Agreement.

     2. The programs relating to *** (collectively, the "Programs") set forth on Exhibit A to the Letter Agreement are hereby deleted. Accordingly, the attached Exhibit A Restatement dated October 26, 2001 hereby replaces Exhibit A to the Letter Agreement.

     3. ***

     4. ***

     5. Except as otherwise defined in this Amendment, capitalized terms shall have the meanings set forth in the Pharmacy Benefit Management Agreement between United HealthCare and PBM that was executed by United HealthCare on November 11, 1998 (the "Agreement"). Except as specifically modified by this Amendment, the Agreement and the Letter Agreement shall remain in effect.

ACCEPTED AND AGREED as of the 26th day of October 2001.

United HealthCare Services, Inc.               Merck-Medco Managed Care, LLC


By:  Illegible                                 By: Glenn Taylor
     ---------                                     ------------
Title: Vice President                          Title: Sr. Vice President
       --------------                                -------------------

                              EXHIBIT A RESTATEMENT
                                OCTOBER 26, 2001

                                      ***



*** Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission.

        Confidential portions of this Exhibit have been deleted and filed separately with the Securities and Exchange Commission pursuant to a claim of confidential treatment.


                                    AMENDMENT

United HealthCare Services, Inc., on behalf of itself and its affiliates from time to time (collectively, "United HealthCare") and Merck-Medco Managed Care, LLC ("PBM") hereby agree to make the following changes to the Pharmacy Benefit Management Agreement between United HealthCare and PBM that was executed by United HealthCare on November 11, 1998 (the "Agreement"):

     1. Section 4.6 of the Agreement is hereby revised to read as follows:

        "4.6 Minimum PDL Enrollment. Effective as of December 11, 2001 and continuing throughout the term of this Agreement, United HealthCare agrees that it shall maintain a minimum of *** Covered Persons (including, as a subset thereof, at least *** non-Health Plan Covered Persons) receiving services under this Agreement including participating in United HealthCare's PDL. ***

     2. Section 3.15 is hereby deleted from the Agreement.

     3. Except as otherwise defined in this Amendment, capitalized terms shall have the meanings set forth in the Agreement. Except as specifically modified by this Amendment, the Agreement as heretofore amended shall remain in effect.

ACCEPTED AND AGREED as of the 19th day of December 2001.

United HealthCare Services, Inc.              Merck-Medco Managed Care, LLC

By:    /s/ William A. Munsell                 By:    /s/ Glenn Taylor
       -------------------------                     --------------------------

Name:  William A. Munsell                     Name:  Glenn Taylor

Title: Vice President                         Title: Sr. Vice President




*** Represents text deleted pursuant to a confidentiality treatment request filed with the Securities and Exchange Commission.